                                                                   Exhibit 10.1

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.



                           OPTION/LICENSE  AGREEMENT
                           -------------------------


        AGREEMENT ("Agreement") dated as of May 24, 1995 between BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation having a principal place of business at Route 206 and Province Line Road, Princeton, NJ 08540 ("BMS"), and GENETICS INSTITUTE, INC., a Delaware corporation having its principal place of business at 87 CambridgePark Drive, Cambridge, MA 02140 ("GI").

        WHEREAS,   GI has invented a certain improved plasminogen activator
protein; and

        WHEREAS, BMS is desirous of obtaining from GI, and GI is desirous of granting to BMS, an exclusive license to such protein on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the parties hereto agree as follows:

                            Article I.  DEFINITIONS
                            -----------------------

        As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

        1.1  "Confidential Information" means (a) all proprietary information
              ------------------------
and materials, patentable or otherwise, of a party which is disclosed by or on behalf of such party to the other party, including DNA sequences, vectors, cells, substances, formulations, techniques, methodology, equipment, data, reports, know-how, preclinical and clinical trials and the results thereof, patent positioning and business plans, including any negative developments, and
(b) any other information designated by the disclosing party to the other party as confidential or proprietary, related to NPA or otherwise disclosed in furtherance of the purposes of this Agreement.

        1.2  "Effective Date" means May 15, 1995.
              --------------

        1.3  "Improvement" means any information, patentable or otherwise, of
              -----------
BMS relating to the identification, characterization, expression, use or production of NPA which is reasonably useful or necessary or is required to develop, use, register, produce, formulate, fill and finish, distribute and/or sell bulk NPA or products containing NPA as an ingredient, including, without limitation, scientific discoveries, developments, preclinical data, clinical data, and marketing approval and regulatory filings and records related thereto.

        1.4  "Know-How" means any information, patentable or otherwise, of GI
              --------
(including that
licensed to GI by a third party as to which GI has the right to sublicense BMS) relating to the identification, characterization, expression, use or production of NPA which is reasonably useful or necessary or is required to
develop, use, register, produce, formulate, fill and finish,    distribute
and/or sell bulk NPA or products containing NPA as an ingredient, including, without limitation, scientific discoveries, developments, preclinical data, clinical data, and marketing approval and regulatory filings and records related thereto.

        1.5  "Licensed Products" means any product containing NPA as an
              -----------------
ingredient and any and all formulations, mixtures or compositions thereof which, or the making, use or sale of which, is covered by a Valid Claim of any of the Patent Rights and/or embodies any Know- How.

        1.6  "Net Sales" means the aggregate United States Dollar equivalent of
              ---------
gross revenues derived by or payable to BMS, its affiliates and sublicensees from or on account of the sale of Licensed Products to third parties, less (a) credits, allowances, discounts, chargebacks or refunds, if any, actually granted on account of quantity, cash or trade discounts, recalls, price reductions, rejection or return of items previously sold, (b) excises, sales taxes, value added taxes, consumption taxes, duties or other taxes imposed upon and paid with respect to such sales (excluding income or franchise taxes of any kind), (c) separately itemized insurance and transportation costs that are incurred in shipping Licensed Products to such third parties and (d) rebates or price reductions or adjustments required by law, regulation or contract. Net Sales shall not include any transfer between BMS and any of its affiliates or sublicensees for resale. In the event that BMS or any of its affiliates or sublicensees shall make any transfer of Licensed Products to a third party for other than monetary value, such transfer shall be considered a sale for royalty purposes. Net Sales for any such transfers shall be the average price of "arms length" sales in the relevant country during the royalty reporting period in which such transfers occur. If no "arms length" sales shall have occurred in the relevant country during such period, the relevant reference factor shall be the last royalty reporting period in which such "arms length" sales occurred. If no "arms length" sales shall have occurred in the relevant country, the relevant reference factor shall be the average price of "arms length" sales in all countries. Notwithstanding the foregoing, no transfer of Licensed Products for test or developmental purposes or as free samples shall be considered a sale for royalty purposes. In the event that BMS or any of its affiliates or sublicensees shall sell Licensed Products together with other products and the price attributable to Licensed Products is less than the average price of "arms length" sales of Licensed Products for the relevant country for the royalty reporting period in which such sales occur (such sales to be excluded from the calculation of "arms length" sales), Net Sales for any such sales shall be the average price of "arms length" sales of Licensed Products in the relevant country during the royalty reporting period in which such sales occur. If no "arms length" sales shall have occurred in the relevant country during such period, the relevant reference factor shall be the last royalty reporting period in which such "arms length" sales occurred. If no "arms length" sales shall have occurred in the relevant country, the relevant reference factor shall be the average price of "arms length" sales in all countries.

        1.7  "NPA" means the protein identified on Schedule A to this
              ---
Agreement.

        1.8  "Patent Rights" means all patents and patent applications (which
              -------------
for purposes of this

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


Agreement shall be deemed to include certificates of invention and applications for certificates of invention and priority rights), of GI (including those
licensed to GI by a third party as to   which GI has the right to sublicense
BMS), including any reissues, extensions or other governmental acts which effectively extend the period of exclusivity by the patent holder, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations- in-part, or divisions of or to any of the foregoing, which relate to NPA and are reasonably useful or necessary or are required to develop, use, register, produce, formulate, fill and finish, distribute and/or sell bulk NPA or products containing NPA as an ingredient.

        1.9  "Territory" means all countries of the world other than Japan, the
              ---------
People's Republic of China (including Hong Kong once Hong Kong reverts to the People's Republic of China in 1997), South Korea and Taiwan.

        1.10 "Valid Claim" means (a) a claim of an unexpired patent which shall
              -----------
not have been withdrawn, canceled or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or (b) a claim of a patent application which has not been on file for more than seven years, provided that the foregoing seven-year period shall be tolled during any period in which such claim is the subject of a pending patent interference proceeding.

                              Article II.  OPTION
                              -------------------

        2.1  Grant of Option.  GI hereby grants to BMS the option (the
             ---------------
"Option"), exercisable by written notice to GI at any time on or prior to ******************, subject to extension as set forth in Section 2.2 of this Agreement (the "Option Period"), to enter into a definitive agreement (the "License Agreement") in implementation of the licenses of the Patent Rights and Know-How in the Territory granted to BMS in this Agreement.

        2.2  Option/License Fee.  In consideration of the Option and the
             ------------------
licenses granted to BMS in this Agreement, BMS shall make the following payments to GI within thirty (30) days of the dates set forth below (the "Option/License Fees"):

        Date                                              Payment
        ----                                              -------

        Effective Date                                    $*********

        ***************** or the date of                  $*********
        completion of BMS's ************
        *******************, whichever occurs first

        ******************, the date of                   $*********
        commencement of BMS's *****************
        or the effective date of the License Agreement,
        whichever occurs first

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


Notwithstanding the foregoing, in the event that BMS shall fail to receive, on or before ******************, sufficient initial supply of bulk and formulated and finished NPA to meet its reasonable requirements for the commencement of its ***************************** in ****** or sufficient data as contemplated by Section 3.1(b) of this Agreement and the last sentence of Section 3.1 of this Agreement for the commencement of its ********************* ************* in ******, the foregoing payment dates and Option Period shall be extended as follows, provided that BMS shall have specified its reasonable needs with respect to such supply and data on or prior to *************:

Receipt Date                       Extended Payment Dates             Extended Option Period
------------                       ----------------------             ----------------------
After **************, but on       **************** or the date       Until ****************
or prior to ****************       of completion of BMS's *****
                                   *************************
                                   whichever occurs first

                                   ****************, the date of
                                   commencement of BMS's ******
                                   ******** or the effective date of
                                   the License Agreement, whichever
                                   occurs first

After ***************, but on      ***************** or the date      Until ************,
or prior to *****************      of completion of BMS's *****       ****
                                   *************************,
                                   whichever occurs first

                                   *****************, the date of
                                   commencement of BMS's ******
                                   ********* or the effective date of
                                   the License Agreement, whichever
                                   occurs first

After *****************            ***************** or the date      Until ************,
                                   of completion of BMS's *****       ****
                                   **************************,
                                   whichever occurs first

                                   *****************, the date of
                                   commencement of BMS's *******
                                   ********** or the effective date of
                                   the License Agreement, whichever
                                   occurs first

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


Other than the three payments specified in this Section 2.2, there shall be no license, milestone or other like fees payable by BMS to GI under this Agreement or the License Agreement.

        2.3  Refund.  The Option/License Fees shall not be refundable except as
             ------
follows. BMS shall be entitled, by delivering written notice to GI at any time on or prior to ***************, to receive from GI a refund of the ******************************* payment due on the Effective Date in the event that, on or prior to *****************, (a) GI shall fail to have in place the written agreement called for by Sections 3.1(a)-(d) of this Agreement, (b) BMS shall fail to receive sufficient supply of bulk and formulated and finished NPA to meet its reasonable requirements for its ***************************** in ******, provided that BMS shall have specified its reasonable needs with respect to such supply on or prior to ************, (c) BMS shall fail to receive the data called for by Section 3.1(b) of this Agreement, provided that BMS shall have specified its reasonable needs with respect to such data on or prior to *************, (d) BMS shall fail to receive the data in GI's possession as of June 30, 1995 called for by the last sentence of Section 3.1 of this Agreement, provided that BMS shall have specified its reasonable needs for such data on or prior to *************, (e) the data delivered to BMS in accordance with the agreement contemplated by Section 3.1(b) of this Agreement and in GI's possession as of June 30, 1995 in accordance with the last sentence of Section 3.1 of this Agreement prove to be deficient in any material respect for the ****** of ****** in the ************ covering the *** of *** as a ****************, (f) the ********** that the ********* **********
contemplated by BMS as described in Section 3.2 of this Agreement is not ******* for ************, or (g) BMS reasonably determines that the ***************** used by GI's existing licensee of NPA, Suntory Limited ("Suntory"), to ********************** of *** or that proposed to be used to ************************* of *** (if a **************) is likely to ********
any ************************ not identified on ********* to this Agreement.

        2.4  Agreement Not to License.  For the avoidance of doubt, in
             ------------------------
consideration of the payment of the Option/License Fees to GI and in recognition of BMS's exclusive rights under the licenses granted to BMS in this Agreement, GI acknowledges that it has no right to enter into any license agreement with any third party granting rights to market NPA in the Territory.

        2.5  Option/License Termination.  The failure of BMS to make any of the
             --------------------------
payments set forth in Section 2.2 of this Agreement when due or to exercise the Option within the Option Period in accordance with Section 2.1 of this Agreement shall not be deemed to be a breach of this Agreement by BMS. However, in the event that BMS shall fail to make any of the payments set forth in Section 2.2 of this Agreement when due or shall fail to exercise the Option within the Option Period in accordance with Section 2.1 of this Agreement, the Option, the licenses granted to BMS in this Agreement and this Agreement shall terminate immediately. Further, in the event that BMS shall exercise any of its rights to receive a refund of the ************************** payment due on the Effective Date in accordance with the terms of Section 2.3 of this Agreement, the Option, the licenses granted
to BMS in this Agreement and  this Agreement shall terminate immediately.   In
the event of any termination of the Option, the licenses granted to BMS in this Agreement and this Agreement, GI shall have no further obligation to license the Patent Rights or Know-How to BMS in the Territory and GI shall be

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


free to license or otherwise utilize or dispose of the Patent Rights and Know-How in the Territory in any manner it deems appropriate.

        2.6  Exercise of Option.  In the event that BMS exercises the Option,
             ------------------
the parties agree to negotiate in good faith the terms of the License Agreement with the goal of executing such an agreement within one hundred twenty (120) days of the exercise of the Option by BMS. The License Agreement shall incorporate all of the terms and conditions provided herein for the licenses granted in this Agreement, contain additional customary and commercially reasonable terms and conditions and otherwise be consistent with the intent and purpose of this Agreement. The parties further agree that any failure to finalize the License Agreement shall not affect the continued validity, effectiveness and enforceability of the licenses granted in this Agreement.

           Article III.  RIGHTS AND OBLIGATIONS DURING OPTION PERIOD
           ---------------------------------------------------------

        3.1  Obligations of GI.  Upon execution of this Agreement, GI shall use
             -----------------
commercially reasonable and diligent efforts to obtain from Suntory a written agreement, in form and substance reasonably satisfactory to BMS, to (a) supply BMS with its reasonable preclinical and clinical requirements of bulk and formulated and finished NPA ******* the ******** of ***************** in ****** and ************************* to *****
the ********************* to ***********************, (b) grant BMS access to such laboratory, preclinical, clinical, manufacturing and other scientific and technical data in Suntory's possession as of June 30, 1995 and as shall be reasonably useful or necessary or required in order for BMS to file an IND in the United States covering the use of NPA as a thrombolytic agent or otherwise, it being understood that such data shall be furnished to BMS in the same form possessed by Suntory, (c) transfer and license to BMS all biological materials and manufacturing technology of Suntory as shall be reasonably useful or necessary or required in order for BMS to produce its further preclinical and clinical and commercial requirements of bulk and formulated and finished NPA and (d) exchange with BMS on a reciprocal basis future scientific and technical data which BMS and Suntory may develop or acquire.
The terms of the agreement contemplated by the foregoing clauses shall include financial and other terms reasonably acceptable to BMS, it being specifically understood that *** will be ********** for ***************** with its *****************, the ******************, and the ***************** of
*********, and that access to Suntory's data existing as of June 30, 1995 shall be **** of ****** to ***. GI shall also furnish BMS with all laboratory, preclinical, clinical, manufacturing and other scientific and technical data in GI's possession from time to time and as shall be reasonably useful or necessary or required in order for BMS to file an IND in the United States covering NPA as a thrombolytic agent or otherwise, it being understood that such data shall be furnished to BMS in the same form possessed by GI.

        3.2  Obligations of BMS.  As soon as practicable, BMS shall contact the
             ------------------
*** to determine whether the ************************ contemplated by BMS, a **************** involving ************************************* and
*********************, will be  ******** for *********.  For purposes of facilitating GI's meeting the time lines called for in this Agreement for the entering into of the agreement with Suntory and the furnishing of BMS,

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


either directly or through Suntory, with supply and data, on or prior to *************, BMS shall furnish GI with an estimate of its reasonable
preclinical and clinical requirements of bulk   and formulated and finished NPA
******* the ********** of its *************************  ***** in ****** and
shall furnish GI with a written list of the data specifically requested by it to be furnished for the commencement of its *************************** in ****** and for the ****** of its *** in the ***********. Upon receipt of the data called for by Section 3.1(b) of this Agreement and the data in GI's possession as of June 30, 1995 called for by the last sentence of Section 3.1 of this Agreement, BMS shall, as soon as practicable, use commercially reasonable and diligent efforts to procure an *** and ********************************* and, in addition thereto, upon receipt of sufficient initial supply of bulk and formulated and finished NPA, BMS shall, as soon as practicable, use commercially reasonably and diligent efforts to ************************ in ****** and the *************.

        3.3  License to BMS.  Subject to the reservations set forth in this
             --------------
Section 3.3, during the Option Period, BMS shall have the exclusive right to practice the Patent Rights in the Territory and to use the Know-How in the Territory for the sole and exclusive purpose of performing its obligations under Section 3.2 of this Agreement and for the purpose of developing a commercial manufacturing process for producing bulk NPA. GI reserves the right to practice the Patent Rights in the Territory and to use the Know-How in the Territory for the purpose of conducting research and development to support either BMS or Suntory.

3.4  Patent Prosecution and Infringement.  During the Option Period, GI
     -----------------------------------
shall have the exclusive right, at its own expense, to seek, obtain and maintain patents in the Territory and to initiate litigation against infringers in the Territory. GI shall keep BMS informed of its activities in these areas.

        3.5  License to Improvements.  BMS hereby grants to GI a non-exclusive,
             -----------------------
royalty-free license to all Improvements, including the right to grant sublicenses, for the sole and exclusive purpose of (a) producing bulk NPA both within and outside the Territory, but only for distribution and sale outside the Territory, (b) developing, using, registering, formulating, filling and finishing, distributing and/or selling Licensed Products outside the Territory and (c) in the event that the Option, the licenses granted to BMS in this Agreement and this Agreement expire or terminate for any reason without BMS having exercised the Option, distributing and selling bulk NPA within the Territory and developing, using, registering, formulating, filling and finishing, distributing and/or selling Licensed Products within the Territory.

        3.6  Data Exchange.  BMS acknowledges that GI has licensed, and may
             -------------
further license, NPA outside the Territory. During the Option Period, BMS agrees to provide GI with a summary of BMS's preclinical and clinical testing results and other data related to the testing and approval of Licensed Products which GI may provide to any GI licensee outside the Territory which is under a similar contractual obligation to GI to provide summaries of such licensee's corresponding results and data to BMS, either directly or through GI. In the event that a licensee of GI does not provide to BMS such summaries of preclinical and clinical testing results and other data, GI shall not make BMS's summaries available to such licensee except to

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


the extent necessary to disclose any adverse effects of a Licensed Product or as otherwise required by law. In the event that a licensee requests more detailed information than that provided in a summary, but on which the summary was based, BMS agrees to comply with such request, provided that such licensee is under a similar contractual obligation to GI to provide such information to BMS, either directly or through GI.

                         Article IV.  TERMS OF LICENSE
                         -----------------------------

        4.1  General.  In the event that BMS exercises the Option, the License
             -------
Agreement shall  contain such terms and conditions as are described in this
Article IV and such other terms and conditions as are agreed upon by the parties in accordance with Section 2.6 of this Agreement. In the event that BMS shall fail to exercise the Option in accordance with the terms of Section
2.1 of this Agreement, the terms and conditions described in this Article IV shall cease to be effective.

        4.2  Exclusive License.  GI hereby grants to BMS an exclusive license
             -----------------
in the Territory under the Patent Rights and an exclusive license in the Territory to use the Know-How, including the right to grant sublicenses, for the sole and exclusive purpose of producing bulk NPA and developing, using, registering, formulating, filling and finishing, distributing and/or selling Licensed Products. The exclusive license under the Patent Rights shall be for the life of the Patent Rights and the exclusive license to use the Know-How shall be for a period of twelve (12) years from the first commercial sale in each country of a Licensed Product. Thereafter, the license to use the Know-How in the Territory shall become a perpetual, paid-up, non- exclusive license.

        4.3  License to Improvements.  The License Agreement shall contain
             -----------------------
provisions comparable to those set forth in Section 3.5 of this Agreement, provided that the provisions of Section 3.5(c) of this Agreement shall apply to any termination of the License Agreement not due to GI's breach of the License Agreement.

        4.4  Royalties.  BMS shall pay GI earned royalties at the initial rate
             ---------
of ********************************** on Net Sales by BMS and its affiliates and sublicensees of Licensed Products until such time as the Net Sales in the Territory for any one calendar year exceed **** *************************. Upon the attainment of such sales threshold, (a) two (2) royalty rates shall apply with respect to the Net Sales during the calendar year in which the sales threshold is met, namely, ******************************* for the first
*********************** of such Net Sales and fifteen percent (15%) for the portion of such Net Sales in excess of ******************************* and (b) the royalty rate shall be adjusted for all Net Sales in subsequent calendar years to equal fifteen percent (15%) of Net Sales by BMS and its affiliates and sublicensees of Licensed Products. Notwithstanding the foregoing, where the manufacture, use or sale of a Licensed Product is not covered by a Valid Claim of any Patent Right and where a generic form of NPA is being commercially sold by a third party in a particular country in the Territory, the earned royalties payable by BMS in respect of such Licensed Product in such country in the Territory shall be reduced to *************** of the amount that would otherwise be payable by BMS to GI. Royalties shall be payable on a country-by-country basis in the Territory for the life of the Patent Rights in the case of each Licensed Product the manufacture, use or sale of which is covered by a Valid Claim of the Patent Rights, or, in the absence of such Patent Rights, twelve (12) years from the first commercial sale in each country of a Licensed Product embodying any Know-How. There shall be no minimum or other unearned royalties due GI. BMS shall also be responsible for and pay all license fees or royalties, should there be any, which may be due third parties in connection with the production of bulk NPA, the formulation of NPA and the filling and finishing of Licensed Products.

        4.5  Other Terms.  The License Agreement shall contain customary
             -----------
diligence (namely, commercially reasonable and diligent efforts on BMS's part to continue to develop NPA and to commercialize Licensed Products), royalty reporting, patent prosecution, infringement and claimed infringement, adverse event reporting, confidentiality, product liability indemnity and termination (including BMS's right to terminate at will subject to transfer to GI of all data, licenses and approvals, trademarks and similar items) provisions.

                          Article V.  CONFIDENTIALITY
                          ---------------------------

        Each party agrees (a) to maintain the Confidential Information of the other party and not to use it for any purpose except for the purposes set
forth   in this Agreement and (b) not to  disclose the Confidential Information of the other party to others (except to employees and consultants of a party who reasonably require the Confidential Information for the purposes of this Agreement and who are bound by an obligation of confidentiality to the receiving party) without the express written permission of the other party, except that a party shall not be prevented from using or disclosing Confidential Information which (i) was known or used by the receiving party prior to its date of disclosure to the receiving party, as demonstrated by legally admissible evidence available to the receiving party, (ii) either before or after its date of disclosure to the receiving party is lawfully disclosed to the receiving party by an independent, unaffiliated third party rightfully in possession of the Confidential Information (but only to the extent of the rights obtained from such third party), (iii) either before or after its date of disclosure to the receiving party becomes published or otherwise part of the public domain through no fault or omission on the part of the receiving party or (iv) is required to be disclosed by the receiving party to comply with applicable laws or regulations or to defend or prosecute litigation, provided that the receiving party provides prior written notice of such disclosure to the other party and takes all reasonable action s to avoid and/or minimize the degree of such disclosure. In addition, nothing in this
Article V shall be construed as precluding BMS from disclosing or using the Confidential Information of GI in connection with conducting preclinical and clinical trials, pursuing product registrations, sublicensing its rights hereunder or any other transaction contemplated by this Agreement.

                           Article VI.  MISCELLANEOUS
                           --------------------------

        6.1  Survival.  The provisions of Section 3.5 of this Agreement shall
             --------
survive any
expiration or termination of the Option and this Agreement without BMS having exercised the Option. The provisions of Article V of this Agreement shall survive for five (5) years following any expiration or termination of the Option and this Agreement, provided that the provisions of Article V shall be perpetual with respect to any and all data supplied by Suntory to BMS that is conspicuously marked as "confidential."

        6.2  Publicity.  Except as is otherwise required by law, neither party
             ---------
shall originate any publicity, news release or public announcement, written or oral, relating to this Agreement without the prior written approval of the other party, which approval shall not be unreasonably withheld.

        6.3  Notices.  Any notice or other communication in connection with
             -------
this Agreement must be in writing and if by mail, by certified mail, return-receipt requested, and shall be effective when delivered to the addressee at the address listed below or at such other address as the addressee shall have specified in a notice sent in accordance with this Section
6.3. Notice by facsimile shall constitute valid notice if delivered to the facsimile number listed below or at such other facsimile number as the addressee shall have specified in a notice sent in accordance with this
Section 6.3, provided that the receipt of such facsimile is confirmed by the addressee in writing and further provided that such notice shall be effective only when receipt of such facsimile is confirmed.

BMS: Bristol-Myers Squibb Company       GI:  Genetics Institute, Inc.
     P.O. Box 4000                           87 CambridgePark Drive
     Route 206 and Province Line Road        Cambridge, MA 02140
     Princeton, NJ 08543-4000                Attn: General Counsel
     Attn:  Mark L. Lee, Vice President      Fax: (617) 876-5851
            Licensing
     Fax:  (609) 252-3630

        6.4  Assignment.  This Agreement, and the rights and obligations
             ----------
hereunder, may not be assigned or transferred by either party without the prior written consent of the other party, except that a party may assign this Agreement to an affiliated company or in connection with such party's merger, consolidation or sale of all or substantially all of its assets.

        6.5  Entire Agreement and Modification.  This Agreement constitutes the
             ---------------------------------
entire agreement of the parties with regard to its subject matter and supersedes all previous written or oral representations, agreements and understandings between the parties. This Agreement may be amended only by a writing signed by the parties.

        6.6  Governing Law.  This Agreement shall be governed by and
             -------------
interpreted in accordance with the laws of the Commonwealth of Massachusetts.

        6.7  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have set their hand and seal as
of the date     first above written.

                                       BRISTOL-MYERS SQUIBB COMPANY


                                       By:   /s/ Charles Linzner

                                       ----------------------------------------


                                       Name:   Charles Linzner

                                       -----------------------------------------

                                       Title:  Vice President and Senior Counsel

                                               ---------------------------------


                                       GENETICS INSTITUTE, INC.


                                       By:   /s/ Jack Morgan

                                             -----------------------------------

                                       Name:   Jack Morgan

                                               ---------------------------------

                                       Title: Vice President, Corporate
                                              ----------------------------------
                                                  Development
                                              ----------------------------------

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.



                                   Schedule A
                                   ----------

NPA
---

        NPA is a tissue plasminogen activator protein variant known at GI as FEIX and defined as the plasminogen activating material produced by expression in a mammalian host cell of a DNA sequence encoding the peptide sequence for tPA (published Figure 1 of United States Patent 4,740,461 (Kaufman)) modified in the following respects: (1) delete codons Cys 6 through Ile 86; and (2) replace the Asn codon at position 117 with a Gln codon, where the codons are numbered with Ser-1 of the mature protein.

Third Party Patents
-------------------

************************                *************************
                                        *************************
                                        *************************

******************                      *************************

***************                         *************************
                                        *************************
                                        *************************

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.



                            Genetics Institute, Inc.
                             87 CambridgePark Drive
                              Cambridge, MA 02140




                                                 September 21, 1995



Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, New Jersey 08540

    Re:  Option/License Agreement between Bristol-Myers Squibb Company and Genetics Institute, Inc. dated May 24, 1995 and Supply, Data Exchange and Manufacturing Technology License Agreement BETWEEN Genetics Institute, Inc. and Suntory Limited dated September 21,1995
         --------------------------------------------------------------------

Gentlemen:

Reference is made to the Option/License Agreement between Bristol-Myers Squibb Company ("BMS") and Genetics Institute, Inc. ("GI") dated May 24, 1995 (the "Agreement") and the related Supply, Data Exchange and Manufacturing Technology License Agreement between GI and Suntory Limited ("Suntory") of even date herewith (the "Suntory Agreement"). The purpose of this letter is to set forth certain supplemental terms to the Agreement which relate to the Suntory Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

1. You hereby agree to purchase the quantities and form of NPA set forth in Section 1.1 of the Suntory Agreement for the purchase price set forth in Sections 1.4 and 1.5 of the Suntory Agreement, provided that the condition under Section 1.6 of the Suntory Agreement has been met and the NPA supplied by Suntory meets the specifications called for by Section 1.3 of the Suntory Agreement. This obligation shall survive any termination of the Agreement. Further, for purposes of Section 1.3 of the Suntory Agreement, we hereby agree that, as between BMS and GI, all discussions and decisions pertaining to the specifications applicable to the NPA to be supplied by Suntory shall be under your exclusive reasonable control.

2. You hereby acknowledge that, with respect to your reasonable requirements for the commencement of your ***************************** in ******, you have elected

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


    to purchase from Suntory a custom filled and finished form of NPA that
    cannot be   delivered by Suntory on or before ******************.
    Accordingly, the second sentence of Section 2.2 of the Agreement is hereby amended to read in its entirety as follows:

    "Notwithstanding the foregoing, in the event that BMS shall fail to receive, on or before ****************** (the date of receipt being referred to in the table below as the "Data Receipt Date"), sufficient data as contemplated by Section 3.1(b) of this Agreement and the last sentence of Section 3.1 of this Agreement for the commencement of its ******************************* in ******, the foregoing payment dates and
    Option Period shall be extended as follows, provided that BMS shall have specified its reasonable needs with respect to such data on or prior to *************:

    Data                   Extended                          Extended
    Receipt Date           Payment Dates                     Option Period
    ------------           -------------                     -------------
    After ***********      ************** or the date        Until *******
    ****, but on or        of completion of BMS's            ********
    prior to *********,    *********************
              ****         **************, whichever
                           occurs first

                           ****************, the date of
                           commencement of BMS's *****
                           ************** or the effective
                           date of the License Agreement,
                           which ever occurs first

    After **********,      ***************** or the date     Until ********
    ****, but on or        of completion of BMS's *****      ********
    prior to ********      *************************
    ********               *****, whichever occurs first

                           *****************, the date
                           of commencement of BMS's
                           ********************* or the
                           effective date of the License
                           Agreement, whichever
                           occurs first

    After ********         ***************** or the date     Until ********
    ********               of completion of BMS's *****      ********
                           *************************

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


                        *****, whichever occurs first

                        *****************, the date
                        of completion of BMS's
                        ********************* or the
                        effective date of the License
                        Agreement, whichever
                        occurs first

    As used in this Agreement, Suntory Agreement means the Supply, Data
    Exchange    and Manufacturing Technology License Agreement between GI and
    Suntory dated  September 21, 1995."

    In addition, you hereby agree that the refund provisions of Section 2.3 of the Agreement shall not apply with respect to clause (b) thereof unless you shall fail to receive the supply of NPA called for by Section 1.1 of the Suntory Agreement on or prior to *****************. If such failure occurs, you shall be entitled, as otherwise provided in Section 2.3(b) of the Agreement, by delivering written notice to GI at any time on or prior to **************, to receive from GI a refund of the ******************
    ************ payment due on the Effective Date.

3. With respect to Section 1.1 of the Suntory Agreement, you agree to advise us in writing as to the additional stability studies you desire to have Suntory conduct. You further agree to pay the reasonable costs for the additional stability tests requested by you.

4.  With respect to Section 1.1 of the Suntory Agreement, you agree to pay
    the costs for the   preparation of the drug master file if required in
    order for you to conduct your dose- ranging Phase II clinical trial or any subsequent clinical trial involving NPA supplied by Suntory.

5. With respect to Section 1.2 of the Suntory Agreement, you agree to advise us in writing on or before *************** as to any preclinical, clinical and/or proof of equivalency requirements of NPA that you desire to have Suntory supply in calendar years 1996 and 1997. You further acknowledge that, ************** the ********************** of ***********
    of the *****************, our ********** to you set forth in *******  of
    *********** of the Agreement shall remain unaltered.

6. With respect to Sections 1.3 and 1.5 of the Suntory Agreement, you agree that any rejection by you of any shipment of NPA as not meeting the warranted specifications for such NPA shall be made by you within ** days of your receipt of the applicable invoice; otherwise you shall be deemed to have accepted the shipment for purposes of Section 1.5 of the Suntory Agreement.

7. With respect to Section 1.5 of the Suntory Agreement, you agree to pay us for each

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


    accepted shipment of NPA within ** days of your receipt of the applicable invoice. In addition, if we so request, in each case where the related purchase order was submitted by you directly to Suntory, you agree to make such payments directly to Suntory on behalf of us.

8. For purposes of Sections 1.3 and 1.5 of the Suntory Agreement, you agree that the following notification procedures shall apply. Upon receipt of the applicable invoice from Suntory, GI shall send a copy of the applicable invoice to you by facsimile to facsimile number (908) 519-3962 to the attention of Alistar J. Thomson and shall send a confirmatory copy of the applicable invoice to you by overnight express mail to the attention of Alistar J. Thomson, Bristol-Myers Squibb Company,
    P. O. Box 191, New Brunswick, New Jersey 08903-0191. So long as GI complies with the foregoing confirmatory notice procedure, the applicable invoice shall be deemed to be received by you on the day the facsimile of the applicable invoice is sent to you. In addition, if we so request, you agree to confirm in writing your receipt of the applicable invoice within two business days of your deemed receipt of the applicable invoice.

9. You agree to the use restrictions on the documentation furnished to GI pursuant to Section 2.1 of the Suntory Agreement set forth in Section 2.2 of the Suntory Agreement. You further agree to the right of review and consent granted to Suntory in Section 2.2 of the Suntory Agreement and agree to comply with the provisions set forth in Section 2.2 of the Suntory Agreement pertaining to the preparation and review of translations and summaries.

10. With respect to Section 2.3 of the Suntory Agreement, you agree to directly disclose to both us and Suntory all data and information regarding the adverse effects and any other adverse events which occur in association with any product (either for development or commercial use) which contains NPA as an ingredient that you obtain subsequent to June 30, 1995. You further agree to enter into a separate written agreement with Suntory under which the exchange of such data and information shall be stipulated in reasonable detail.

11. With respect to Article III of the Suntory Agreement, you agree to advise us in writing on or before **************** as to the manufacturing improvements made by Suntory that you desire to have transferred and licensed to you, if any. In addition, you agree to negotiate in good faith the terms of any such transfer and license with the goal of GI's reaching a final agreement with Suntory as soon as practicable.
    Recognizing the fact that you will not be obligated to notify GI until ***************** as to the manufacturing improvements that you desire to have transferred and licensed to you, with respect to the requirements of
    Section 3.1(c) of the Agreement (but not the requirements of Sections  3.1
    (a), (b) and (d) of the Agreement), you hereby agree that the refund provisions of Section 2.3 of the Agreement shall not apply with respect to clause (a) thereof unless GI shall fail to have in place the written agreement called for by Section 3.1(c) of the Agreement on or prior to *****************. If such failure occurs, you shall be

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


    entitled, as otherwise provided in Section 2.3(a) of the Agreement, by delivering written notice to GI at any time on or prior to **************, to receive from GI a refund of the ****************************** payment due on the Effective Date. You further agree that any failure by you to so notify us by ***************** shall release us from our foregoing ***************** obligation to you. Lastly, anything to the contrary notwithstanding, in the event that Suntory agrees to enter into a two-way agreement with you regarding the transfer and license of its manufacturing improvements and, in connection therewith, directly deal with you without substantial involvement of GI as intermediary, you agree to release us from our foregoing ***************** obligation to you.

12. With respect to Article III of the Suntory Agreement, you agree to make all payments related to any transfer and license of biological materials and manufacturing technology directly to Suntory if so requested by GI or if you enter into a two-way agreement with Suntory. You further agree to cooperate in any direct payment arrangement between you and Suntory in order to assist Suntory in obtaining a foreign tax credit in Japan against any tax withholding required to be made by you or your affiliates or sublicensees. For the avoidance of doubt, any other payments to Suntory related to any such transfer and license will be for your sole account. Notwithstanding the contemplation under Article III of the Suntory Agreement of an agreement between GI and Suntory, both BMS and GI hereby agree to use commercially reasonable and diligent efforts to seek to replace such agreement with a direct agreement between BMS and Suntory in implementation of such transfer and license. In any event, we hereby agree that, as between BMS and GI, all discussions and decisions pertaining to such transfer and license shall be under your exclusive reasonable control.

13. You agree that the License Agreement shall contain provisions sufficient in order for us to meet our obligations to Suntory set forth in Sections 4.2, 4.3, 4.4 and 4.5 of the Suntory Agreement.

14. You agree to the warranty limitations set forth in Article V of the Suntory Agreement.

15. You agree that the License Agreement shall contain appropriate provisions for effecting the assumption by BMS of (a) GI's indemnification obligations to Suntory under Section 6.1 of the Suntory Agreement to the extent that such obligations arise out of the development, manufacture, commercialization, marketing, sale or use by BMS and its affiliates and sublicensees and (b) the benefit of Suntory's indemnification obligations to GI under Section 6.2 of the Suntory Agreement.

16. You agree to the confidentiality provisions set forth in Article VII of the Suntory Agreement.

17. In the event of any termination of the Agreement, you agree to cease use of all data obtained by you from Suntory. In the event of a termination of the Suntory Agreement by Suntory, you agree to cease use of the data obtained by you from Suntory unless you shall have assumed GI's obligations under the Suntory
    Agreement in accordance with the terms of the Suntory Agreement.

18. With respect to each Option/License Fee, you hereby agree that, upon written inquiry from us within 10 business days of the putative payment due date (as provided in Section 2.2 of the Agreement), you will send us a written notice on or prior to the business day immediately preceding such payment due date as to your conclusive determination of whether to pay such Option/License Fee.

If the foregoing is in conformity with your understanding of the supplemental terms to the Agreement, please indicate your acceptance below.

                                           Very truly yours,

                                           GENETICS INSTITUTE, INC.



                                           By:    /s/  Jack Morgan
                                               ------------------------------
Agreed and accepted:

BRISTOL-MYERS SQUIBB COMPANY



By:   /s/  Sol I. Rajfer
    ---------------------------------

                            Genetics Institute, Inc.
                             87 CambridgePark Drive
                              Cambridge, MA 02140




                                                 October  5, 1995



Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, New Jersey 08540

    Re:  Option/License Agreement between Bristol-Myers Squibb Company and Genetics Institute, Inc. dated May 24, 1995 and Letter Agreement between Bristol-Myers Squibb Company and Genetics Institute, Inc. dated September 21, 1995
         --------------------------------------------------------------------

Gentlemen:

Reference is made to the Option/License Agreement between Bristol-Myers Squibb Company ("BMS") and Genetics Institute, Inc. ("GI") dated May 24, 1995 (the "Agreement") and the Letter Agreement between BMS and GI dated September 21, 1995 (the "Letter Agreement"). The purpose of this letter is to set forth certain amendments to the Agreement and the Letter Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

        1. BMS and GI agree that, notwithstanding the definition of the term Improvements set forth in Section 1.3 of the Agreement, the term Improvements shall not include any biological materials or manufacturing technology owned, developed or acquired (other than from GI) by BMS relating to the production of bulk NPA or the formulation, filling or finishing of Licensed Products. Further, BMS and GI agree that the license set forth in Section 3.5 of the Agreement and the license called for by Section 4.3 of the Agreement shall not include any license to any of such biological materials or manufacturing technology of BMS relating to the production of bulk NPA or the formulation, filling or finishing of Licensed Products.

        2. Section 2.2 of the Agreement, as amended by Paragraph 2 of the Letter Agreement, is hereby amended to read in its entirety as follows:

        "2.2  Option/License Fee.  In consideration of the Option and the
              ------------------
licenses granted to BMS in this Agreement, BMS shall make the following payments to GI within thirty (30) days

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


Bristol-Myers Squibb Company
October 5, 1995
Page   2


of the dates set forth below (the "Option/License Fees"):

Payment
Number          Date                                            Amount
------          ----                                            ------
  1             Effective Date                                  $*********

  2             ****************** or the date of               $*********
                completion of BMS's ************
                ****************, whichever occurs first

  3             ****************** or the date of               $*********
                completion of BMS's ************
                ****************, whichever occurs first

  4             ********************, the date of               $*********
                commencement of BMS's ***************
                or the effective date of the License Agreement,
                whichever occurs first

Notwithstanding the foregoing, in the event that BMS shall fail to receive, on or before **************** (the date of receipt being referred to in the table below as the "Data Receipt Date"), sufficient data as contemplated by Section 3.1(b) of this Agreement and the last sentence of Section 3.1 of this Agreement for the commencement of its ************************** in ******, the foregoing payment dates and Option Period shall be extended as follows, provided that
BMS shall have specified its reasonable needs with respect to   such data on or
prior to ************:

Data                    Payment   Extended                      Extended
Receipt Date            Number    Payment Dates                 Option Period
------------            ------    -------------                 -------------
After ************         2      ************** or the date    Until *******
****, but on or                   of completion of BMS's        ********
prior to **********               *********************
****                              **************, whichever
                                  occurs first

                           3      ************** or the date
                                  of completion of BMS's

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


Bristol-Myers Squibb Company
October 5, 1995
Page   3



Data                    Payment  Extended                        Extended
Receipt Date            Number   Payment Dates                   Option Period
------------            ------   -------------                   -------------
                                 *********************
                                 clinical trial, whichever
                                 occurs first

                           4     ****************, the date of
                                 commencement of BMS's *****
                                 ************** or the effective
                                 date of the License Agreement,
                                 which ever occurs first

After **********,          2     ***************** or the date   Until ********
****, but on or                  of completion of BMS's *****    ********
prior to ********                *************************
********                         *****, whichever occurs first

                           3     ***************** or the date
                                 of completion of BMS's *****
                                 *************************
                                 *****, whichever occurs first

                           4     *****************, the date
                                 of commencement of BMS's
                                 ******************** or the
                                 effective date of the License
                                 Agreement, whichever
                                 occurs first

After ********             2     *************** or  the date    Until ********
********                         of completion of BMS's *****    ********
                                 *************************
                                 *****, whichever occurs first

                           3     ***************** or the date
                                 of completion of BMS's *****
                                 *************************
                                 *****, whichever occurs first

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote such omissions.


Bristol-Myers Squibb Company
October 5, 1995
Page   4


Data                    Payment  Extended                         Extended
Receipt Date            Number   Payment Dates                    Option Period
------------            ------   -------------                    -------------
                           4     ****************, the date
                                 of completion of BMS's
                                 ****************** or the
                                 effective date of the License
                                 Agreement, whichever
                                 occurs first

Other than the four payments specified in this Section 2.2, there shall be no license, milestone or other like fees payable by BMS to GI under this Agreement or the License Agreement."

        3. BMS and GI agree that the obligation of BMS to make Payment Number 2 set forth in Section 2.2 of the Agreement, as amended by this Letter Agreement ("Payment 2"), shall become guaranteed upon the occurrence of either of the following situations on the following dates:

        (a) in the event that all of the conditions set forth in Section 2.3 of the Agreement, as supplemented by Paragraphs 2 and 11 of the Letter Agreement, shall have been met such that BMS shall have no right to receive a refund from GI of Payment Number 1 set forth in
             Section 2.2 of the Agreement ("Payment 1"), on ****************; or

        (b) in the event that BMS shall have the right to receive a refund from GI of Payment 1 as a result of the conditions set forth in
             Section 2.3 of the Agreement, as supplemented by Paragraphs 2 and 11 of the Letter Agreement, not being satisfied, but BMS shall not have delivered written notice to GI of its election to receive such refund on or prior to **************, on **************.

Once either of the situations described in foregoing clauses (a) or (b) shall have occurred, BMS and GI agree that Payment 2 shall become a guaranteed payment to GI on the date set forth in the applicable clause, payable in accordance with the provisions of Section 2.2 of the Agreement, as amended by this Letter Agreement, and BMS's obligation to make Payment 2 shall survive any termination of the Agreement in the interim.

        4. BMS and GI agree that, unless BMS shall have been entitled to and shall have duly elected to receive a refund of Payment 1 as a result of the conditions set forth in Section 2.3 of the Agreement, as supplemented by Paragraphs 2 and 11 of the Letter Agreement, not being

Bristol-Myers Squibb Company
October 5, 1995
Page   5


satisfied, the first sentence of Section 2.5 of the Agreement shall not apply to Payment 2 and that the failure of BMS to make Payment 2 when due shall be deemed to be a breach of the Agreement by BMS.

        5. BMS and GI agree that Paragraph 18 of the Letter Agreement shall not apply to Payment 2.

        If the foregoing is in conformity with your understanding of the amendments to the Agreement and the Letter Agreement, please indicate your acceptance below.

                                            Very truly yours,

                                            GENETICS INSTITUTE, INC.



                                            By: /s/ Jack Morgan
                                                -----------------------------

Agreed and accepted:

BRISTOL-MYERS SQUIBB COMPANY



By:   /s/  Louis T. DiFazio
    ------------------------------